UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, Illinois 60606-2807

(Address of principal executive offices) (Zip code)

Keith Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606-2807

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 312-525-7100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

SMA Relationship Trust

Annual Report | December 31, 2021

Includes:

• Series M

SMA Relationship Trust—Series M

February 10, 2022

Dear shareholder,

We present you with the annual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2021.

Portfolio performance

For the twelve months ended December 31, 2021, the Fund returned 0.96%, compared to a 1.52% return for its benchmark, the Bloomberg Municipal Bond Index (the "Index"). For comparison purposes, the Bloomberg Municipal Managed Money Intermediate (1-17) Index returned 0.38% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.)

The Fund generated a positive return during the reporting period but underperformed its benchmark. This was due primarily to yield curve positioning and our quality biases. For more on the Fund's performance, see "Performance at a glance" on page 5.

Market overview

Despite continued headwinds from COVID-19 and its variants, rising inflation, higher interest rates, and supply chain challenges, the US economy continued to expand at a healthy pace overall. A number of factors supported the economy, including continued fiscal spending, monetary policy accommodation by the Federal Reserve (Fed) and robust job growth. Looking back, first quarter 2021 US annualized gross domestic product ("GDP") rose by 6.3%. GDP then grew 6.7% and 2.3% over the second and third quarters of the year, respectively. Finally, the Commerce Department's initial estimate for fourth quarter annualized GDP growth—released after the reporting period ended—was 6.9%.

While the US Federal Reserve Board (the "Fed") maintained the federal funds rate in a record-low range between 0.00% and 0.25% in 2021, toward the end of the year it signaled a shift in its monetary policy. With inflation remaining elevated and no longer viewed as being "transitory," in November the Fed announced that it would start tapering its monthly purchase of Treasury and agency mortgage-backed securities. At its next meeting in December, the central bank further reduced its bond purchases, which are currently set to end in March 2022. The Fed may then start raising rates and it anticipates three rate hikes in 2022.

The overall global fixed income market generated weak results over the reporting period. As mentioned, with inflation moving higher the Fed and Bank of England, along with a number of emerging market central banks, started removing monetary policy accommodation. In the US, both short- and long-term Treasury yields moved sharply higher (bond yields and prices move in the opposite direction). For the year as a whole, the yield on the US 10-year Treasury rose from 0.93% to 1.52%. 10-year government bond yields outside the US generally moved higher as well. The overall US bond market, as measured by the Bloomberg US Aggregate Index,1 returned—1.54% in 2021. In comparison, the municipal ("muni") bond market, as measured by the Bloomberg Municipal Bond Index, gained 1.52% over the same period.

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of capital appreciation and current income exempt from federal income tax

Portfolio managers:

Portfolio Management Team, including
Elbridge T. Gerry, III
UBS Asset Management (Americas) Inc.
Kevin McIntyre
UBS Asset Management (Americas) Inc.
Ryan Nugent
UBS Asset Management (Americas) Inc.
Charles Grande
UBS Asset Management (Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

SMA Relationship Trust—Series M

Portfolio commentary

What worked

•  From a yield curve positioning perspective, an overweight to the 20 year portion of the curve and an underweight to the 3-5 year portion of the curve contributed to relative performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Underweights to the housing and water & sewer sectors positively impacted relative performance.

What didn't work

•  Yield curve positioning, overall, detracted from performance. Having an underweight allocation to the 22+ year portion of the municipal yield curve detracted from results as the Fund lagged the benchmark.

•  The Fund's quality biases were negative for returns. In particular, an underweight to lower quality BBB-rated and A-rated securities detracted from results.

•  Underweights in the hospital and transportation sectors were a headwind for relative performance.

•  The Fund did not invest in derivatives during the reporting period.

Outlook

In our view, no imminent catalysts that can spark a 'credit event' appear on the horizon and, thanks to unprecedented federal support, market pundits have referred to this as the golden era of municipal credit. That said, state and city coffers will be depleted eventually and credit sell-offs are rarely foreseeable with enough lead time to act preemptively. Given that, investors would do well to steer clear of trying to predict an event, but rather be prepared for it. Making an effort to know the current condition of every issuer and bond one owns and attempting to ensure there is proper compensation is a great place to start, which is where the independent credit research of a professional manager with a robust investment platform come into play.

We continue to maintain a preference for quality and maintain a preference for longer calls with higher coupons. We continue to avoid select shorter maturities that offer less opportunity because of their richness along the yield curve.

Given current geopolitical events, we feel it prudent to remind investors the municipal asset class is generally considered a safe-haven asset. In times of extreme uncertainty, investors tend to prefer safety first. Thus, those safe-haven assets with the most liquidity/availability, such as United States Treasury Securities, will experience extreme volatility. As usually occurs in this type of environment, municipal asset performance will be dragged along similar to other safe-haven assets. Professional stewardship of municipal portfolios provides additional resources and oversight combined with patience and prudence that may not always exist for the individual investor.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Igor Lasun President SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.	Elbridge T. Gerry, III Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Charles W. Grande Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.	Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

Ryan Nugent Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our website at www.ubs.com/am-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/21	1 year	5 years	10 years
SMA Relationship Trust—Series M	0.96%	3.96%	3.77%
Bloomberg Municipal Bond Index[1]	1.52	4.17	3.72
Bloomberg Municipal Managed Money Intermediate (1-17) Index[2]	0.38	3.82	3.17

1  The Bloomberg Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Bloomberg Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Bloomberg Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Bloomberg Municipal Bond Index and Bloomberg Municipal Managed Money Intermediate (1-17) Index over 10 years through December 31, 2021.

SMA Relationship Trust—Series M

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Portfolio statistics and industry diversification—(unaudited)1

Summary of municipal securities by state as a percentage of net assets as of December 31, 2021

Municipal bonds
Alaska	0.6%
Arizona	2.3
California	6.3
Colorado	0.2
Connecticut	1.2
Florida	10.7
Georgia	2.1
Illinois	5.2
Kansas	0.7
Kentucky	0.8
Maryland	4.6
Massachusetts	7.2
Michigan	0.5
Mississippi	0.2
Missouri	0.3
Nebraska	0.2
Nevada	1.8
New Jersey	4.6
New York	19.5
North Carolina	0.4
Ohio	2.7
Oregon	1.5
Pennsylvania	4.4
South Carolina	0.6
Texas	10.3
Utah	0.7
Virginia	1.7
Washington	6.0
West Virginia	0.9
Wisconsin	0.6
Total municipal bonds	98.8
Short-term investments	0.1
Total investments	98.9
Other assets in excess of liabilities	1.1
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2021

	Face amount	Value
Municipal bonds—98.8%
Alaska—0.6%
City of Valdez, Exxon Pipeline Co. Project, Refunding, Revenue Bonds, Series A, 0.090%, due 12/01/33[1]	$2,370,000	$2,370,000
Arizona—2.3%
Arizona Health Facilities Authority, Banner Health Obligated Group, Revenue Bonds, Series C, 0.080%, due 01/01/46[1]	1,000,000	1,000,000
Arizona Industrial Development Authority, Phoenix Children's Hospital, Refunding, Revenue Bonds 0.080%, due 02/01/48[1]	100,000	100,000
Salt River Project Agricultural Improvement & Power District, Arizona Electric System, Refunding, Revenue Bonds 5.000%, due 01/01/30	2,225,000	2,757,644
Series A, 5.000%, due 01/01/23	2,000,000	2,094,617
Series A, 5.000%, due 01/01/45	2,000,000	2,594,047
		8,546,308
California—6.3%
California Statewide Communities Development Authority, Rady Children's Hospital Obligated Group, Refunding, Revenue Bonds 0.050%, due 08/15/47[1]	2,400,000	2,400,000
City of Irvine, Assessment District No.03-19, Series A, 0.050%, due 09/02/29[1]	3,000,000	3,000,000
City of Los Angeles, Department of Airports, Refunding, Revenue Bonds 5.000%, due 05/15/40	2,005,000	2,566,989
Golden State Tobacco Securitization Corp., Enhanced Asset-Backed, Revenue Bonds, Series A, 5.000%, due 06/01/29[2]	1,400,000	1,493,373
Series A, 5.000%, due 06/01/32[2]	2,200,000	2,542,763
Series A, 5.000%, due 06/01/33[2]	1,200,000	1,386,962
Metropolitan Water District of Southern California, Revenue Bonds, Series A, 5.000%, due 10/01/46	1,245,000	1,628,606
State of California, GO Bonds 5.000%, due 03/01/35	1,725,000	2,238,764
5.000%, due 12/01/43	5,000,000	6,496,248
		23,753,705
Colorado—0.2%
City & County of Denver, Refunding, COP, Series A1, 0.100%, due 12/01/29[1]	100,000	100,000
	Face amount	Value
Municipal bonds—(continued)
Colorado—(concluded)
Series A3, 0.100%, due 12/01/31[1]	$595,000	$595,000
		695,000
Connecticut—1.2%
State of Connecticut, GO Bonds, Series D, 5.000%, due 08/15/26	1,165,000	1,393,540
State of Connecticut, Refunding, GO Bonds, Series B, 5.000%, due 05/15/26	2,700,000	3,204,901
		4,598,441
Florida—10.7%
Central Florida Expressway Authority, Refunding, Revenue Bonds 5.000%, due 07/01/28	5,720,000	7,205,348
5.000%, due 07/01/30	2,035,000	2,672,089
Miami-Dade County Transit System, Revenue Bonds, Series A, 5.000%, due 07/01/43	2,000,000	2,548,305
Miami-Dade County, Subordinate Special Obligation Refunding Revenue Bonds 5.000%, due 10/01/35	4,530,000	5,385,004
School Board of Miami-Dade County, Refunding, COP, Series A, 5.000%, due 05/01/31	4,000,000	4,546,632
Series B, 5.000%, due 05/01/26	1,900,000	2,169,075
School District of Broward County, COP, Series A, 5.000%, due 07/01/31	4,595,000	5,948,516
School District of Broward County, Refunding, COP, Series A, 5.000%, due 07/01/28	2,250,000	2,674,784
Series B, 5.000%, due 07/01/30	2,000,000	2,290,728
St. Lucie County School Board, Refunding, Revenue Bonds, AGM 5.000%, due 10/01/26	2,500,000	2,910,503
State of Florida, Board of Education Public Education Capital Outlay, Refunding, GO Bonds 5.000%, due 06/01/28	1,560,000	1,967,629
		40,318,613
Georgia—2.1%
Catoosa County School District, GO Bonds 5.000%, due 08/01/26	2,645,000	3,162,798
State of Georgia, GO Bonds, Series A, 5.000%, due 07/01/30	3,630,000	4,570,563
		7,733,361

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2021

	Face amount	Value
Municipal bonds—(continued)
Illinois—5.2%
Illinois State Toll Highway Authority, Refunding, Revenue Bonds 5.000%, due 01/01/29	$2,240,000	$2,835,390
Series A, 5.000%, due 01/01/30	2,805,000	3,541,727
Series A, 5.000%, due 12/01/32	2,175,000	2,526,109
Illinois State Toll Highway Authority, Revenue Bonds, Series A, 5.000%, due 01/01/46	1,000,000	1,286,273
Metropolitan Water Reclamation District of Greater Chicago, Refunding, GO Bonds, Series C, 5.000%, due 12/01/26	1,300,000	1,567,386
State of Illinois, GO Bonds, Series A, 5.000%, due 03/01/31	2,870,000	3,697,416
State of Illinois, Refunding, GO Bonds, Series C, 4.000%, due 03/01/31	3,500,000	4,207,187
		19,661,488
Kansas—0.7%
Wyandotte County-Kansas City Unified Government Utility System Revenue, BRD Public Utilities, Refunding, Revenue Bonds, Series A, 5.000%, due 09/01/27[2]	2,400,000	2,476,151
Kentucky—0.8%
Louisville/Jefferson County Metropolitan Government, Norton Healthcare, Revenue Bonds, Series B-RE, 0.100%, due 10/01/39[1]	2,895,000	2,895,000
Maryland—4.6%
County of Anne Arundel MD, Consolidated Water and Sewer, GO Bonds 5.000%, due 10/01/38	1,470,000	1,889,434
County of Baltimore MD, Consolidated Public Improvement, GO Bonds 5.000%, due 03/01/30	5,240,000	6,887,525
County of Prince George's MD, Consolidated Public Improvement, GO Bonds, Series A, 5.000%, due 07/15/27	5,000,000	6,168,714
State of Maryland, GO Bonds, Series A, 5.000%, due 08/01/30	2,000,000	2,585,562
		17,531,235
Massachusetts—7.2%
Commonwealth of Massachusetts, Consolidated Loan, GO Bonds 5.000%, due 05/01/40	3,000,000	3,795,431
5.000%, due 07/01/45	2,005,000	2,551,075
	Face amount	Value
Municipal bonds—(continued)
Massachusetts—(concluded)
Commonwealth of Massachusetts, GO Bonds, Series A, 5.000%, due 01/01/40	$2,700,000	$3,306,010
Commonwealth of Massachusetts, Refunding, GO Bonds, Series A, 5.000%, due 07/01/30	2,260,000	2,687,410
Series C, 5.500%, due 12/01/22	2,070,000	2,170,199
Series E, 5.000%, due 11/01/27	4,505,000	5,596,086
Massachusetts Bay Transportation Authority Sales Tax Revenue, BANS Subordinate Sustainability, Revenue Bonds 4.000%, due 05/01/25	1,875,000	2,093,457
Massachusetts School Building Authority, Revenue Bonds, Series A, 5.000%, due 08/15/26[2]	2,455,000	2,528,172
Massachusetts Water Resources Authority, Revenue Bonds, Series B, 5.000%, due 08/01/44	2,000,000	2,583,510
		27,311,350
Michigan—0.5%
Michigan Finance Authority, Hospital Trinity Health Credit Group, Refunding, Revenue Bonds 5.000%, due 12/01/25	1,615,000	1,889,972
Mississippi—0.2%
Mississippi Business Finance Corp., Chevron USA, Inc. Project, Revenue Bonds, Series D, 0.090%, due 11/01/35[1]	300,000	300,000
Mississippi Development Bank, Jackson County Industrial Water System, Revenue Bonds 0.090%, due 12/01/39[1]	500,000	500,000
		800,000
Missouri—0.3%
Health and Educational Facilities Authority of the State of Missouri, Revenue Bonds, Series B-2, 0.090%, due 10/01/35[1]	1,240,000	1,240,000
Nebraska—0.2%
Hospital Authority No. 1 of Lancaster County, Bryanlgh Medical Center, Refunding, Revenue Bonds, Series B-1, 0.070%, due 06/01/31[1]	800,000	800,000

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2021

	Face amount	Value
Municipal bonds—(continued)
Nevada—1.8%
Las Vegas Valley Water District, Refunding, GO Bonds, Series D, 5.000%, due 06/01/27	$5,670,000	$6,944,916
New Jersey—4.6%
Industrial Pollution Control Financing Authority of Union County, Exxon Project, Refunding, Revenue Bonds 0.050%, due 10/01/24[1]	100,000	100,000
New Jersey Transportation Trust Fund Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 06/15/30	2,000,000	2,564,515
New Jersey Turnpike Authority, Refunding, Revenue Bonds, Series G, 5.000%, due 01/01/35	2,095,000	2,579,820
New Jersey Turnpike Authority, Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	3,887,991
State of New Jersey, COVID-19 GO Emergency Bonds, GO Bonds 5.000%, due 06/01/28	6,500,000	8,074,502
		17,206,828
New York—19.5%
City of New York, GO Bonds, Series A, 5.000%, due 08/01/43	2,400,000	2,981,285
Series B-1, 5.000%, due 10/01/36	1,950,000	2,470,530
Series D, 5.000%, due 12/01/40	3,000,000	3,745,293
Subseries D-4, 0.070%, due 08/01/40[1]	1,300,000	1,300,000
Subseries F-1, 5.000%, due 04/01/40	1,940,000	2,377,199
City of Rochester NY, GO Notes, Series II, 2.000%, due 08/03/22	3,570,000	3,606,928
Metropolitan Transportation Authority, Refunding, Revenue Bonds, Series A-1, 0.070%, due 11/01/31[1]	1,385,000	1,385,000
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding, Revenue Bonds, Series A-1, 5.000%, due 11/01/25	4,000,000	4,673,118
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds 0.090%, due 08/01/43[1]	1,500,000	1,500,000
	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
Series 21-A, 5.000%, due 11/01/22	$1,295,000	$1,346,994
Series A-2, 5.000%, due 08/01/38	3,000,000	3,637,982
Series A-2, 5.000%, due 08/01/39	1,445,000	1,750,551
Subseries C-2, 5.000%, due 05/01/35	3,260,000	4,044,750
New York City Water & Sewer System, Refunding, Revenue Bonds, Series BB-1, 5.000%, due 06/15/44	5,300,000	6,979,272
New York City Water & Sewer System, Second General Resolution, Refunding, Revenue Bonds 5.000%, due 06/15/36	2,760,000	3,056,497
Series EE, 5.000%, due 06/15/40	3,000,000	3,679,598
Series FF, 5.000%, due 06/15/39	2,195,000	2,713,307
New York State Dormitory Authority, General Purpose, Refunding, Revenue Bonds, Series D, 5.000%, due 02/15/22	3,000,000	3,016,788
New York State Dormitory Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 03/15/40	2,500,000	3,091,983
Series A, 5.000%, due 03/15/44	6,000,000	7,737,880
New York State Dormitory Authority, Revenue Bonds, Series A, 5.000%, due 03/15/43	3,500,000	4,291,288
New York State Urban Development Corp., Refunding, Revenue Bonds, Series A, 5.000%, due 03/15/41	3,420,000	4,327,767
		73,714,010
North Carolina—0.4%
North Carolina Medical Care Commission, Duke University Health System, Revenue Bonds, Series A, 5.000%, due 06/01/32[2]	1,635,000	1,667,407
Ohio—2.7%
Ohio State Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, Series A, 5.000%, due 12/01/37	1,000,000	1,298,839
State of Ohio, Cleveland Clinic Health System Obligated Group, Revenue Bonds, Series F, 0.060%, due 01/01/52[1]	1,700,000	1,700,000

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2021

	Face amount	Value
Municipal bonds—(continued)
Ohio—(concluded)
State of Ohio, Common Schools, Refunding, GO Bonds, Series B, 5.000%, due 09/15/27	$5,000,000	$6,186,901
State of Ohio, Conservation Projects, GO Bonds, Series A, 2.000%, due 03/01/22	1,025,000	1,028,055
		10,213,795
Oregon—1.5%
Oregon State Facilities Authority, PeaceHealth Obligated Group, Refunding, Revenue Bonds, Series A, 0.070%, due 08/01/34[1]	2,500,000	2,500,000
Tri-County Metropolitan Transportation District of Oregon, Revenue Bonds, Series A, 5.000%, due 09/01/43[2]	2,500,000	3,095,023
		5,595,023
Pennsylvania—4.4%
Allegheny County Higher Education Building Authority, Carnegie Mellon University, Refunding, Revenue Bonds 0.060%, due 12/01/37[1]	800,000	800,000
City of Philadelphia, Refunding, GO Bonds 5.000%, due 08/01/24	2,000,000	2,230,322
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds 5.000%, due 06/01/22	3,000,000	3,058,209
Commonwealth of Pennsylvania, Refunding, GO Bonds 5.000%, due 09/15/26	1,225,000	1,469,623
5.000%, due 07/15/27	2,020,000	2,482,299
Pennsylvania Turnpike Commission Revenue Bonds, Series A-2, 5.000%, due 12/01/36	2,220,000	2,766,682
Pennsylvania Turnpike Commission, Refunding, Revenue Bonds 5.000%, due 12/01/23	1,000,000	1,088,882
Subseries B, 5.000%, due 12/01/46	2,000,000	2,559,826
		16,455,843
South Carolina—0.6%
South Carolina Public Service Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 12/01/24	2,000,000	2,260,655
Texas—10.3%
Alamo Community College District, GO Bonds 5.000%, due 08/15/24	1,440,000	1,612,586
	Face amount	Value
Municipal bonds—(continued)
Texas—(continued)
Austin Community College District, GO Bonds 5.000%, due 08/01/30[2]	$1,000,000	$1,158,808
Board of Regents of the University of Texas System, Refunding, Revenue Bonds, Series A, 5.000%, due 08/15/38	2,000,000	2,541,602
Series B, 5.000%, due 08/15/29[2]	1,000,000	1,029,931
Coppell Independent School District, Refunding, GO Bonds, Series D, 5.000%, due 08/15/22	1,125,000	1,158,580
Dallas and Fort Worth International Airport, Refunding, Revenue Bonds 5.000%, due 11/01/33	5,655,000	7,362,415
Series A, 5.000%, due 11/01/29	2,500,000	3,213,927
Dallas Independent School District, GO Bonds, Series A, 5.000%, due 02/15/25	1,000,000	1,140,111
Garland Independent School District, Refunding, GO Bonds 5.000%, due 02/15/26	2,235,000	2,649,038
Harris County Cultural Education Facilities Finance Corp. Baylor College of Medicine, Refunding, Revenue Bonds 5.000%, due 11/15/37[2]	3,000,000	3,123,716
Harris County Cultural Education Facilities Finance Corp., Methodist Hospital, Refunding, Revenue Bonds, Series B, 0.080%, due 12/01/59[1]	3,500,000	3,500,000
Harris County Health Facilities Development Corp., Methodist Hospital System, Refunding, Revenue Bonds, Series A-1, 0.080%, due 12/01/41[1]	100,000	100,000
Series A-2, 0.080%, due 12/01/41[1]	1,190,000	1,190,000
Lamar Consolidated Independent School District, GO Bonds 5.000%, due 02/15/27	1,000,000	1,216,058
Lewisville Independent School District, Refunding, GO Bonds, Series A, 5.000%, due 08/15/22	2,275,000	2,342,764
Lower Colorado River Authority, LCRA Transmission Services, Refunding, Revenue Bonds 5.000%, due 05/15/31	1,000,000	1,265,755
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil, Revenue Bonds 0.050%, due 11/01/38[1]	200,000	200,000

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2021

	Face amount	Value
Municipal bonds—(continued)
Texas—(concluded)
North Texas Municipal Water District Water System Revenue, Refunding, Revenue Bonds, Series A, 4.000%, due 09/01/30	$2,130,000	$2,631,654
Texas Water Development Board, Revenue Bonds 5.000%, due 08/01/22	1,200,000	1,233,502
		38,670,447
Utah—0.7%
City of Murray Hospital, IHC Health Services, Inc., Revenue Bonds, Series C, 0.070%, due 05/15/36[1]	2,800,000	2,800,000
Virginia—1.7%
County of Fairfax VA, Refunding, GO Bonds, Series A, 5.000%, due 10/01/29	5,000,000	6,511,902
Washington—6.0%
King County School District No 210 Federal Way, GO Bonds 5.000%, due 12/01/29	2,430,000	3,161,002
5.000%, due 12/01/30	3,135,000	4,171,691
King County School District No. 414 Lake Washington, Refunding, GO Bonds 4.000%, due 12/01/27	4,205,000	4,989,519
Snohomish County School District No 6 Mukilteo, GO Bonds 5.000%, due 12/01/22	4,640,000	4,845,296
State of Washington, GO Bonds, Series 2020A, 5.000%, due 08/01/43	3,070,000	3,886,134
Washington State Health Care Facilities Authority, Providence Health & Services, Revenue Bonds, Series A, 5.000%, due 10/01/25	1,435,000	1,485,981
		22,539,623
	Face amount	Value
Municipal bonds—(concluded)
West Virginia—0.9%
State of West Virginia, GO Bonds, Series A, 5.000%, due 06/01/39	$2,580,000	$3,384,130
Wisconsin—0.6%
State of Wisconsin, Refunding, Revenue Bonds, Series B, 5.000%, due 05/01/31	1,500,000	1,769,902
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health, Inc., Revenue Bonds 0.060%, due 02/15/50[1]	600,000	600,000
		2,369,902
Total municipal bonds (cost—$361,509,405)		372,955,105
	Number of shares
Short-term investments—0.1%
Investment companies—0.1%
State Street Institutional U.S. Government Money Market Fund, 0.030%[3] (cost—$245,488)	245,488	$245,488
Total investments (cost—$361,754,893)—98.9%		373,200,593
Other assets in excess of liabilities—1.1%		4,216,126
Net assets—100.0%		$377,416,719

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2021

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$372,955,105	$—	$372,955,105
Short-term investments	—	245,488	—	245,488
Total	$—	$373,200,593	$—	$373,200,593

At December 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

3  Rates shown reflect yield at December 31, 2021.

Portfolio acronyms

AGM  Assured Guaranty Municipal Corporation

COP  Certificate of Participation

GO  General Obligation

SMA Relationship Trust

December 31, 2021 (unaudited)

Explanation of expense disclosure

As a shareholder of the Fund, you do not incur costs such as (1) transactional costs (as the Fund does not impose sales charges/loads) or (2) ongoing costs (given that management fees and other ordinary operating expenses of the Fund are paid by the Fund's advisor as explained in its prospectus). (You should note, however, that shares of the Fund are made available through various advisory programs, and program fees are not reflected in this example as they are imposed outside the Fund and vary.) These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021.

Actual expenses

The first line in the table below for the fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table for the Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds if the other funds impose transactional costs.

	Beginning account value July 1, 2021	Ending account value December 31, 2021	Expenses paid during period* 07/01/21 to 12/31/21
Series M
Actual	$1,000.00	$1,003.80	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Fund's advisor, is responsible for paying expenses it incurs in providing advisory services as well as the ordinary operating expenses of the Fund (excluding extraordinary litigation expenses and any acquired fund fees and expenses).

SMA Relationship Trust

Statement of assets and liabilities
December 31, 2021

Series M
Assets:
Investments in unaffiliated issuers, at value (cost—$361,754,893)	$373,200,593
Receivable for fund shares sold	1,700,980
Receivable for interest and dividends	3,732,381
Total assets	378,633,954
Liabilities:
Payable for fund shares redeemed	1,217,235
Total liabilities	1,217,235
Net assets	$377,416,719
Net assets consist of:
Beneficial interest	$365,971,019
Distributable earnings (accumulated losses)	11,445,700
Net assets	$377,416,719
Shares outstanding	32,377,160
Net asset value, offering and redemption proceeds per share	$11.66

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of operations
For the year ended December 31, 2021

Series M
Investment income:
Interest	$5,107,302
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,167,624
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,929,326)
Net realized and unrealized gain (loss)	(1,761,702)
Net increase (decrease) in net assets resulting from operations	$3,345,600

See accompanying notes to financial statements.

SMA Relationship Trust

Statement of changes in net assets

	Series M
	For the years ended December 31,
	2021	2020
From operations:
Net investment income (loss)	$5,107,302	$5,578,491
Net realized gain (loss)	2,167,624	3,603,378
Net change in unrealized appreciation (depreciation)	(3,929,326)	4,593,133
Net increase (decrease) in net assets resulting from operations	3,345,600	13,775,002
Total distributions	(7,657,386)	(8,817,146)
From beneficial interest transactions:
Proceeds from shares sold	162,027,450	41,925,936
Cost of shares redeemed	(32,516,578)	(48,133,791)
Net increase (decrease) in net assets resulting from beneficial interest transactions	129,510,872	(6,207,855)
Increase (decrease) in net assets	125,199,086	(1,249,999)
Net assets:
Beginning of year	252,217,633	253,467,632
End of year	$377,416,719	$252,217,633

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Years ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.81	$11.57	$11.07	$11.22	$11.01
Net investment income (loss)[1]	0.18	0.26	0.28	0.27	0.28
Net realized and unrealized gain (loss)	(0.07)	0.39	0.56	(0.15)	0.21
Net increase (decrease) from operations	0.11	0.65	0.84	0.12	0.49
Dividends from net investment income	(0.18)	(0.26)	(0.28)	(0.27)	(0.28)
Distributions from net realized gains	(0.08)	(0.15)	(0.06)	—	—
Total dividends and distributions	(0.26)	(0.41)	(0.34)	(0.27)	(0.28)
Net asset value, end of year	$11.66	$11.81	$11.57	$11.07	$11.22
Total investment return[2]	0.96%	5.71%	7.66%	1.12%	4.52%
Ratios to average net assets:
Net investment income	1.55%	2.22%	2.47%	2.48%	2.52%
Supplemental data:
Net assets, end of year (000's)	$377,417	$252,218	$253,468	$237,215	$231,240
Portfolio turnover[3]	18%	29%	39%	24%	40%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder pay on Fund dividends/distributions or the redemption of Fund shares.

3  Effective with the period ended December 31, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements

Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, (the "1940 Act"), currently offering one series.

The Trust has one series available for investment, Series M (the "Fund"). The Fund is classified as a non-diversified investment company for purposes of the 1940 Act. The investment objective of the Fund is to seek total return consisting of capital appreciation and current income exempt from federal income tax. The Fund pursues its investment objective by investing primarily in municipal bonds.

UBS Asset Management (Americas) Inc. ("UBS AM" or "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, there have been no prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In January 2021, the FASB issued Accounting Standards ("FASB") Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update become effective no later than December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the specific identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

SMA Relationship Trust

Notes to financial statements

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk: The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund's investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

SMA Relationship Trust

Notes to financial statements

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair value determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

SMA Relationship Trust

Notes to financial statements

Investment advisory and administration fees and other transactions with affiliates

The Fund's Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Fund. Pursuant to the Advisory Contract, the Fund will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

UBS AM (not the Fund) pays all ordinary operating expenses, interest expense, and commitment fees (i.e., bank line of credit facility fees), excluding extraordinary litigation expenses and any acquired fund fees and expenses, incurred by the Fund. The Fund is part of a wrap fee program or other program advised or sub-advised by UBS AM or its affiliates, clients of which often pay a single aggregate fee for all costs and expenses of the program.

The Fund may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2021, if any, have been included near the end of the Fund's Portfolio of investments.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At December 31, 2021, the Fund did not have any securities on loan.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. The Advisor has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized by the Fund. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the Allocation is based on utilization.

SMA Relationship Trust

Notes to financial statements

For the period ended December 31, 2021, the Fund had borrowings as follows:

Average daily amount of borrowing outstanding	Days outstanding	Interest expense*	Weighted average annualized interest rate
$2,444,766	6	$586	1.442%

*  Interest expense is the responsibility of the advisor.

Commission recapture program

The Fund may participate in a brokerage commission recapture program. The Fund has established commission recapture arrangements with certain participating brokers or dealers. If the Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2021, there were no recaptured commissions.

Purchases and sales of securities

For the period ended December 31, 2021, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
Series M*	$159,066,572	$50,765,955

*  The calculation of the purchases and sales proceeds excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

During the period ended December 31, 2021, the Fund engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. Transactions in shares of beneficial interest for the Fund were as follows:

	Year Ended December 31, 2021
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series M	13,799,627	(2,770,186)	11,029,441
	Year Ended December 31, 2020
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outstanding
Series M	3,562,726	(4,118,107)	(555,381)

SMA Relationship Trust

Notes to financial statements

Federal tax status

It is the Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

	2021
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total Distributions paid
Series M	$5,121,871	$100,709	$2,434,806	$7,657,386
	2020
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total Distributions paid
Series M	$5,576,787	$180,820	$3,059,539	$8,817,146

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2021 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
Series M	$361,754,893	$11,983,534	$(537,834)	$11,445,700

At December 31, 2021, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Fund's net assets as follows:

Fund	Distributable earnings (losses)	Beneficial interest
Series M	$25,809	$(25,809)

This difference is primarily due to distributions in excess of current earnings.

At December 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Other temporary differences	Total
Series M	$—	$—	$—	$11,445,700	$—	$11,445,700

SMA Relationship Trust

Notes to financial statements

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded, as of December 31, 2021, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund's policy to record any significant foreign tax exposures in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2021, the Fund did not incur any interest or penalties.

Each of the tax years in the four year fiscal period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

SMA Relationship Trust

Report of independent registered public accounting firm

To the Shareholders and the Board of Trustees of
SMA Relationship Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Series M (the "Fund") (the sole fund constituting SMA Relationship Trust (the "Trust")) including the portfolio of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting SMA Relationship Trust) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
February 28, 2022

SMA Relationship Trust

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Long-term capital gains	Foreign tax credit
Series M	$—	$2,434,806	$—

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

SMA Relationship Trust

General information (unaudited)

Quarterly portfolio schedule

The Fund filed its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form
N-PORT reports are available on the SEC's website at http://www.sec.gov. Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended December 31 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's website: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

SMA Relationship Trust

Supplemental information (unaudited)

Trustee and officer information

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Independent Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Adela Cepeda; 63 c/o Keith Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Chairperson and Trustee	Since October 2021 and 2004, respectively	Ms. Cepeda was a managing director at PFM Financial Advisors LLC (from 2016-2019). From 1995 to 2016, Ms. Cepeda was founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of three investment companies (consisting of 13 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008).

Abbie J. Smith; 68 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely III, Faculty Fellow in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of three investment companies (consisting of 13 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and also a member and chair of the audit committee (since 2017 and 2019, respectively ), Ms. Smith is also a director (since 2003) of Ryder System, Inc. (transportation, logistics and supply chain management), and was also chair (until 2015) of the audit and Finance committees of that company. In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit and nominating committees of the Dimensional Funds complex (a total of 147 series in 5 investment companies) and of Dimensional ETF Trust.

SMA Relationship Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Muhammad Gigani; 44 c/o Keith A. Weller, Fund Secretary UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2021

Mr. Gigani is a Vice President - Tax of Reyes Holdings, L.L.C. (global food and beverage company) (since 2018). Formerly, Mr. Gigani held various positions at Deloitte Tax, LLP (from 2002 to 2018, most recently serving as a partner (from 2014 to 2018)). Mr. Gigani was a board member of Junior Achievement of Chicago (non-profit) (from 2016 to 2018). Mr. Gigani was also finance chair of Latin United Community Housing Association (nonprofit) (from 2016 to 2018). Mr. Gigani is a Certified Public Accountant (CPA).

				Mr. Gigani is a trustee of three investment companies (consisting of 13 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	None.

SMA Relationship Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 53	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of fund accounting—U.S. (previously named product control and investment support) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. (UBS AM—"Americas region"). She is vice president and assistant treasurer of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 43	Vice President	2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of fund accounting—U.S. (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 64	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006) and general counsel (2004 through May 2019 and September 2021 to present) (prior to which he was senior legal counsel (October 2019-March 2020 and April 2021 to September 2021), Interim Head of Asia Pacific Legal (from 2020 through March 2021), and Interim Head of Compliance and Operational Risk Control (from June 2019 through September 2019)) of UBS AM—Americas Region. He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 53	Vice President, Treasurer, and Principal Accounting Officer	Since 2006 and 2017, respectively

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—U.S. (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region from 2004-2017)). Ms. Kilkeary is a vice president, treasurer and principal accounting officer of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun*; 43	President	Since 2018

Mr. Lasun is a managing director (since March 2021) (prior to which he was an executive director (from 2018 until February 2021)) and head of product development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees product development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 57 portfolios) for which UBS AM serves as investment advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Frank S. Pluchino***; 62	Chief Compliance Officer	Since 2018

Mr. Pluchino is an executive director with UBS Business Solutions US LLC (since 2017) and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 11 investment companies (consisting of 61 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders**; 56	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 37	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director (effective 2019, prior to which he was a director) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 57 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller**; 60	Vice President and Secretary	Since 2004 and 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 58 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

*  This person's business address is 787 Seventh Avenue, New York, NY 10019.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

***  This person's business address is 600 Washington Blvd., Stamford, CT 06901.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

Trustees

Adela Cepeda
Chairperson

Abbie J. Smith

Muhammad Gigani

Investment Advisor and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or represen- tation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2022 UBS Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019-6028

S303

(b)  Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Muhammad Gigani. Mr. Gigani is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $37,031 (audit fee + N-1A fee) and $37,031, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $1,892 (semi-annual) and $1,892, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2021 and 2020 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $9,025 and $9,025 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns, assistance with excise tax distribution requirements and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2021 and December 31, 2020, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust, when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2021 and December 31, 2020 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended December 31, 2021, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed by E&Y of $541,857 and $447,397, respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2021	2020
Covered Services	$10,917	$10,917
Non-Covered Services	$530,940	$436,480

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith A. Weller, Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant - not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 10, 2022

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 10, 2022